SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A
                               (Amendment No. 2)
                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) August 30, 2000


                          Grow Biz International, Inc.
             (Exact Name of Registrant as Specified in Its Charter)


                                    Minnesota

                 (State or Other Jurisdiction of Incorporation)


         000-22012                                        41-1622691
(Commission File Number)                (I.R.S. Employer Identification Number)


                4200 Dahlberg Drive, Golden Valley, MN 55422-4837

               (Address of Principal Executive Offices) (Zip Code)


                                 (763) 520-8500
              (Registrant's Telephone Number, Including Area Code)



                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Item 2.  Acquisition or Disposition of Assets

         See previously filed Current Report on Form 8-K dated August 30, 2000 and filed on September 1, 2000, and Current Report on Form 8-K/A (Amendment No.
1) dated August 30, 2000 and filed on September 14, 2000.

Item 7.  Financial Statement and Exhibits

A.       Financial statements of businesses acquired.

         Not applicable.

B.       Pro forma financial information.

         The following pro forma financial statements include the balance sheet as of June 24, 2000 and the statements of operations for the fiscal year ended December 25, 1999 and six months ended June 24, 2000. The pro forma financial statements reflect the disposition of substantially all the assets related to the Registrant's Computer Renaissance(R) franchising and retailing operations as if such disposition had been consummated as of the date of the balance sheet and at the earliest date presented for the statements of operations.

                          GROW BIZ INTERNATIONAL, INC.
                          Unaudited Pro Forma Condensed

                                 BALANCE SHEETS
                               as of JUNE 24, 2000



                                                             -------------------- ----------------- -- --------------------
                                                                 As Reported         Adjustments             Pro Forma
                                                             -------------------- ----------------- -- --------------------
                                     ASSETS
Current Assets:
     Cash and cash equivalents                                     $   174,700           $    1,200 (a)      $   173,500
     Receivables, less allowance for doubtful accounts of
          $2,049,600                                                 7,562,700              719,700            6,843,000
     Inventories                                                     1,654,500              376,200            1,278,300
     Prepaid expenses and other                                      1,031,600              263,000              768,600
     Deferred income taxes                                           2,074,200                 --              2,074,200
                                                                   -----------          -----------          -----------
            Total current assets                                    12,497,700            1,360,100           11,137,600

     Notes  receivables                                                388,300                 --                388,300
     Property and equipment, net                                     4,264,700               73,700            4,191,000

     Other assets, net
                                                                       873,800               65,800              808,000
                                                                   -----------          -----------          -----------
                                                                   $18,024,500          $ 1,499,600          $16,524,900
                                                                   ===========          ===========          ===========

                                       LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities:
     Accounts payable                                              $ 2,835,000          $       400          $ 2,834,600
     Accrued liabilities                                             2,887,500             (185,800)           3,073,300
     Current maturities of long-term debt                            9,817,500            2,000,000            7,817,500
     Deferred franchise fee revenue
                                                                       865,800                 --                865,800
                                                                   -----------          -----------          -----------
            Total current liabilities                               16,405,800            1,814,600           14,591,200


Long-Term Debt                                                         396,600                 --                396,600

Shareholders' Equity:
     Common stock, no par, 10,000,000 shares authorized,
          5,386,433 shares issued and outstanding                    1,419,100                  --             1,419,100
     Retained earnings                                                (197,000)            (315,000) (b)         118,000
                                                                   -----------          -----------          -----------

            Total shareholders' equity                               1,222,100             (315,000)           1,537,100
                                                                   -----------          -----------          -----------
                                                                   $18,024,500          $ 1,499,600          $16,524,900
                                                                   ===========          ===========          ===========


(a) This number does not reflect $1.0 million of escrowed cash purchase price ("Escrowed Cash") which will not be recorded until actually received by the Company.
(b) After tax gain on the disposition of Computer Renaissance(R).

                          GROW BIZ INTERNATIONAL, INC.
                         Unaudited Pro Forma Condensed

                      Consolidated Statements of Operations
                      For the year ended December 25, 1999


                                                       ------------------- ------------------ -- --------------------
                                                          As Reported         Adjustments     (a)     Pro Forma
                                                       ------------------- ------------------ -- --------------------
REVENUE
     Merchandise sales                                     $ 45,163,000          $  1,499,000         $ 43,664,000
     Royalties                                               19,085,100             4,393,200           14,691,900
     Franchise fees                                           1,942,200               654,400            1,287,800
     Advertising and other                                      368,100                22,900              345,200
                                                            -----------           -----------          -----------
                     Total revenue                           66,558,400             6,569,500 (b)       59,988,900

COST OF MERCHANDISE SOLD                                     39,386,800             1,152,600           38,234,200

SELLING, GENERAL AND ADMINISTRATIVE
EXPENSES                                                     28,320,200             2,219,900 (c)       26,100,300

RESTRUCTURING AND OTHER                                      11,345,500                  --             11,345,500
                                                            -----------           -----------          -----------

                      Income (loss) from operations         (12,494,100)            3,197,000          (15,691,100)

INTEREST EXPENSE                                             (1,545,700)             (190,000)          (1,355,700)

INTEREST INCOME                                                 252,800                  --                252,800
                                                            -----------           -----------          -----------

                      Income (loss) before income taxes     (13,787,000)            3,007,000          (16,794,000)

(BENEFIT) PROVISION FOR INCOME TAXES                         (5,197,700)            1,133,600           (6,331,300)
                                                            -----------           -----------          -----------


NET INCOME (LOSS)                                          $ (8,589,300)         $  1,873,400        $ (10,462,700)
                                                            ===========           ===========          ===========

NET LOSS PER COMMON SHARE - BASIC & DILUTED                  $    (1.65)                                $    (2.01)
                                                            ===========                                ===========

WEIGHTED AVERAGE SHARES
OUTSTANDING - BASIC & DILUTED                                 5,205,900                                  5,205,900
                                                            ===========                                ===========


(a) No portion of the Escrowed Cash is included in this column as such amounts will not be recorded until actually received by the Company. If the Escrowed Cash was reflected in this column, as much as $666,700 of additional revenue would have been recorded.
(b) The Company entered into a Consultants Agreement with Hollis Technologies, LLC, pursuant to which the Company will provide certain services to Hollis Technologies, LLC in consideration of payment of $33,333 in each of the 60 months after August 30, 2000. Such amounts are not reflected in this number.
(c) Includes corporate allocations using the average cost of shared service personnel.

                          GROW BIZ INTERNATIONAL, INC.
                         Unaudited Pro Forma Condensed

                      Consolidated Statements of Operations
                     For the SIX months ended JUNE 24, 2000



                                                       ------------------- ------------------ -- --------------------
                                                          As Reported         Adjustments     (a)     Pro Forma
                                                       ------------------- ------------------ -- --------------------
REVENUE:
     Merchandise sales                                     $ 16,002,200          $  1,765,400         $ 14,236,800
     Royalties                                                8,412,800             1,220,000            7,192,800
     Franchise fees                                             384,000                30,000              354,000
     Advertising and other                                      292,100                 2,600              289,500
                                                            -----------           -----------          -----------
                     Total revenue                           25,091,100             3,018,000 (b)       22,073,100

COST OF MERCHANDISE SOLD                                     13,879,000             1,112,600           12,766,400

SELLING, GENERAL AND ADMINISTRATIVE
EXPENSES                                                     10,124,200             1,568,800            8,555,400

NONRECURRING CHARGE                                           3,337,900              (738,600)           2,599,300
                                                            -----------           -----------          -----------

                      Income (loss) from operations          (2,250,000)             (402,000)          (1,848,000)

INTEREST INCOME                                                  72,500                  --                 72,500

INTEREST EXPENSE
                                                               (738,000)              (95,000)            (643,000)
                                                            -----------           -----------          -----------

                      Income (loss) before income taxes      (2,915,500)             (497,000)          (2,418,500)

(BENEFIT) PROVISION FOR INCOME TAXES                         (1,142,900)             (194,800)            (948,100)
                                                            -----------           -----------          -----------

NET INCOME (LOSS)                                           $(1,772,600)          $  (302,200)        $ (1,470,400)
                                                            ===========           ===========          ===========

NET LOSS PER COMMON SHARE - BASIC & DILUTED                   $    (.33)                                $     (.27)
                                                            ===========                                ===========

WEIGHTED AVERAGE SHARES OUTSTANDING - BASIC & DILUTED         5,372,109                                  5,372,109
                                                            ===========                                ===========


(a) No portion of the Escrowed Cash is included in this column as such amounts will not be recorded until actually received by the Company. If the Escrowed Cash was reflected in this column, as much as $666,700 of additional revenue would have been recorded.
(b) The Company entered into a Consultants Agreement with Hollis Technologies, LLC, pursuant to which the Company will provide certain services to Hollis Technologies, LLC in consideration of payment of $33,333 in each of the 60 months after August 30, 2000. Such amounts are not reflected in this number.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                 GROW BIZ INTERNATIONAL, INC.



Date:  October 24, 2000           By:    /s/   John L. Morgan
                                 John L. Morgan
                                 Chairman and Chief Executive Officer